UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.

On October 17, 2018, the Board of Directors (the “Board”) of The Sherwin-Williams Company (the “Company”) approved the amendment and restatement of the Company’s Regulations (the “Regulations”), effective as of October 17, 2018.

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A new section Article II, Section 7 has been added to the Regulations and permits an eligible shareholder, which includes an eligible group of 20 or fewer shareholders, owning at least 3% of the number of outstanding shares of the Company’s common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to 20% of the number of directors then serving on the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Regulations.

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To ensure full disclosure for all director nominations and shareholder proposals, certain updates to Article I, Section 8 (the Company’s traditional advance notice provision) have been made, including requirements to disclose additional information regarding each person proposed for nomination for election as a director, the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, including disclosure of securities ownership, derivative and short positions and certain interests, as well as non-substantive changes.

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Article II, Section 1 has been amended to fix the maximum size of the Board at 15 members and to eliminate the restriction on the Board’s ability to increase or decrease the number of directors by more than two members between meetings of the Company’s shareholders.

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Finally, the Regulations have been amended to incorporate a number of other immaterial modifications intended to modernize various provisions of the Regulations and to provide clarification and consistency.

The preceding description of the amendments contained in the Regulations is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Regulations, as amended and restated, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

3.1	Regulations of The Sherwin-Williams Company (as amended and restated October 17, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: October 17, 2018	By:	/s/ Mary L. Garceau
	Name:	Mary L. Garceau
	Title:	Senior Vice President, General Counsel and Secretary

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